Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these reverse mortgage loans were either originated or purchased by an affiliate of Cascade Funding, LP, Series 1 (“Client”) and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on all of the securitization mortgage loan population reviewed by AMC.

The mortgage loan review sample was broken down into the following review scopes (the “AMC Population”):

■ “Credit Review”:	275 reverse mortgage loans
■ “Data Integrity Review”:	275 reverse mortgage loans

AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria, as may be relevant for this securitization, for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared certain data fields on the securitization tape provided by Client to the data found in the actual file as captured by AMC. The fields included in the data integrity review are detailed below.

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were sixty-two (62) years or older at the time of the reverse mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) that the calculated residual income was used in the assessment of the Life Expectancy Set-Aside Amount.

Note Date	Secondary Appraisal Effective Date
Fund Date	Occupancy
Residual Income Amount	Initial Advance Amount
Original LTV	Borrower 1 Name
Youngest Borrower Age	Borrower 1 SSN
LTV Valuation Value	Property Address
Borrower 2 FICO	Property City
Principal Limit	Property State
Borrower 2 Name	Property Zip
Borrower 2 Date of Birth	Borrower 1 Date of Birth
Property Number of Units	Property Type
Appraisal Effective Date	Note Rate
Appraisal Value	Purpose
CDA Value	Secondary Appraisal Value
Number of Borrowers	Sales Price (Purchase Loan)
Borrower 2 SSN	Monthly Servicing Fee
Location	Borrower 1 Gender
Borrower 1 Age	Borrower 2 Gender
Borrower 2 Age	Borrower 1 FICO date
Borrower 2 FICO Date	Borrower 2 FICO

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

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AMC reviewed asset origination materials and files to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the requirements described below, that were provided to AMC and/or as directed by Client.

Credit Application: For the borrower’s credit application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s income and employment history, as applicable.

Credit Report: AMC confirmed the presence of a credit report, that met stated underwriting guideline requirements, for each borrower and that such borrower’s credit profile adhered to such guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) gathered liabilities listed on the credit report to be included in the residual income calculation as appropriate, and (iii) gathered other data as required to verify adherence to the stated underwriting guidelines in place at the time of loan application.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the underwriting guidelines, was present in the reverse mortgage loan file and where possible, wasn’t fraudulent. During this review, AMC verified whether the income used to qualify the reverse mortgage loan was calculated in accordance with underwriting guidelines and included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, (vii) Social Security Award Letters and (viii) bank statements.

Asset Review: AMC assessed whether the asset documentation required by the underwriting guidelines was present in the reverse mortgage loan file. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: AMC conducted a review of the insurance present on the reverse mortgage loan and verified that (i) the hazard insurance met the minimum required amount of coverage in the underwriting guidelines, (ii) the mortgagee clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the payment of the premium amount on both the hazard and flood insurance, where applicable, met requirements set forth in the underwriting guidelines, and (iv) the flood certification was for the correct borrower, property, lender and mortgage loan number.

Occupancy Review: AMC confirmed the property occupancy is consistent with the reverse mortgage loan approval and borrowers’ application disclosure based solely on information contained in the reverse mortgage loan file including any fraud reports. This review included a review of the property insurance policy and other documentation in the file (for example, appraisal, income tax returns or transcripts) to confirm that there are no indicators that the property is not the borrower’s principal residence.  AMC also confirmed that the borrower signed an occupancy certificate at the time of the origination of the reverse mortgage loan stating that they did occupy the property as required for reverse mortgage loans.

Guideline Review: AMC confirmed the reverse mortgage loan was originated in accordance with required underwriting guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated underwriting guidelines. Mortgage characteristics examined included (i) residual income of the borrower, (ii) the LTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, and (vi) property usage.

Valuation Review: AMC reviewed the valuation for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, and (vi) zoning concerns.

Reverse Mortgage Counseling:  AMC reviewed the file to determine if the Certificate of Reverse Mortgage Counseling was in the file and executed by the borrower(s).

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the reverse mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for whether the property is located in an area that was listed as a FEMA disaster

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zone post origination, and if so, whether a post-disaster property inspection was obtained confirming there is no damage to the property.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review  included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities. With regard to the use of comparable properties, AMC’s review included (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties were within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties. Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, ((ii) noting whether the property zip code was declared a FEMA disaster area classified as IA (Individual Assistance) or IH (Individual and Household Assistance) after the valuation date and notifying the Client of same, (iii) confirmed the appraisal report does not include any apparent environmental problems, (iv) confirmed the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirmed that the value product that was used as part of the origination decision conforms with rating agency requirements. Page 3 of 7 Where collateral desktop analyses (“CDA”) are provided, AMC confirmed consistency among the applicable CDA and appraisal and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% the client was notified of such variance

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(VI) Document Review

AMC reviewed each reverse mortgage loan file and verified if the following documents, if applicable for the review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1009);
■	Final application (1009);
■	Loan Agreement;
■	Appraisal;
■	Sales contract;
■	Title/Preliminary Title;
■	Final HUD-1;
■	Mortgage/Deed of Trust;
■	Credit Report
■	Flood Certificate
■	Hazard Policy
■	Financial Assessment
■	Counseling Certificate
■	Occupancy Certificate
■	FACTA disclosures; and

(8) Other: review and methodology.

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Not applicable.

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SUMMARY OF CONCLUSIONS

There were 275 reverse mortgage loans in the final population as reviewed by AMC. After considering the grading implications of the Credit and Property/Valuation sections below, 100.00% of the reverse mortgage loans by number in the pool have a NRSRO grade of “A”, or “B.” After all documents were presented, 21 (7.64%) reverse mortgage loans had credit and/or valuation exceptions; however, none of the reverse mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO rating criteria noted above.

Overall Results Summary

NRSRO Grade	Loan Count	% of Loans
A	254	92.36%
B	21	7.64%
C	0	0.00%
D	0	0.00%
Total	275	100.00%

Credit Results Summary

100.00% of the reverse mortgage loans by number in the securitization have a Credit grade of “B” or higher and 92.63% of the reverse mortgage loans by number have a Credit grade of “A”.

NRSRO Grade	Loan Count	% of Loans
A	254	92.36%
B	21	7.64%
C	0	0.00%
D	0	0.00%
Total	275	100.00%

Valuation Results Summary

100.00% of the reverse mortgage loans by number in the securitization have a Valuation grade of “B” or higher and 99.64% of the reverse mortgage loans by number have a Credit grade of “A”.

NRSRO Grade	Loan Count	% of Loans
A	274	99.64%
B	1	0.36%
C	0	0.00%
D	0	0.00%
Total	275	100.00%

EXCEPTION DETAIL

The lists below detail the exceptions that would have driven an individual “B”, “C”, or “D” grade. A single loan may have contained one or more exceptions within each category.

Exception Type	Exception Level Grade	Exception Category	Total
Credit	B	Guideline	6
		Compliance	5
		Property - Appraisal	3

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		Loan Package Documentation	2
		Credit	2
		Data Compare	1
		Income / Employment	1
		Legal / Regulatory / Compliance	1
		Loan Eligibility	1
		Total Credit Grade (B) Exceptions:	22
Total Credit Exceptions:			22
Property	B	Property - Appraisal	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			1
Grand Total:			23

DATA INTEGRITY REVIEW RESULTS SUMMARY (275 Reverse Mortgage Loans)

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file. There were no variances.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Appraisal Date	0	275	0.00%	275
Appraisal Effective Date	0	275	0.00%	275
Appraisal Value	0	275	0.00%	275
Borrower Age	0	275	0.00%	275
Borrower Birth Date	0	275	0.00%	275
Borrower FICO	0	275	0.00%	275
Borrower FICO Date	0	275	0.00%	275
Borrower First Name	0	275	0.00%	275
Borrower Full Name	0	275	0.00%	275
Borrower Gender	0	275	0.00%	275
Borrower Last Name	0	275	0.00%	275
Borrower SSN	0	275	0.00%	275
City	0	275	0.00%	275
Coborrower Age	0	131	0.00%	131
Coborrower Birth Date	0	131	0.00%	131
CoBorrower FICO	0	131	0.00%	131
CoBorrower FICO Date	0	131	0.00%	131
Coborrower First Name	0	131	0.00%	131
Coborrower Full Name	0	131	0.00%	131
Coborrower Gender	0	131	0.00%	131
Coborrower Last Name	0	131	0.00%	131
Coborrower SSN	0	131	0.00%	131
Fund Date	0	275	0.00%	275
Initial Advance Amount	0	275	0.00%	275
Loan Purpose	0	275	0.00%	275

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LTV Valuation Value	0	275	0.00%	275
Note Date	0	275	0.00%	275
Number of Borrowers	0	275	0.00%	275
Occupancy	0	275	0.00%	275
Original Interest Rate	0	275	0.00%	275
Original LTV	0	275	0.00%	275
Original Principal Limit	0	275	0.00%	275
Property Type	0	275	0.00%	275
Residual Income Amount	0	275	0.00%	275
Secondary Appraisal Value	0	275	0.00%	275
State	0	275	0.00%	275
Street	0	275	0.00%	275
Units	0	275	0.00%	275
Youngest Borrower Rounded Age	0	275	0.00%	275
Zip	0	275	0.00%	275
Total	0	9,704	0.00%	275

VALUE REVIEW RESULTS SUMMARY (275 Reverse Mortgage Loans)

AMC confirmed that each reverse mortgage loan file contained the required appraisals per the Client’s guidelines as well as a secondary valuation product that supported the Client’s value used for LTV within -10%.  None of the Client’s valuations were seasoned more than twelve (12) months of origination.

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